                                                                   Exhibit 10(l)




--------------------------------------------------------------------------------


                          NEWMONT MINING CORPORATION
                      ANNUAL INCENTIVE COMPENSATION PLAN

                       (Effective as of January 1, 2001)


--------------------------------------------------------------------------------

                          NEWMONT MINING CORPORATION
                      ANNUAL INCENTIVE COMPENSATION PLAN

                       (Effective as of January 1, 2001)


     The Board of Directors of Newmont Mining Corporation, a Delaware corporation (the "Company"), hereby adopts the Newmont Mining Corporation Annual Incentive Compensation Plan (the "Plan"), effective as of January 1, 2001 (the "Effective Date"). This Plan is effective for the 2001 Plan Year and will not apply to any subsequent years, unless specifically extended by the Board (as defined herein).

                                    PURPOSE
                                    -------

     The purpose of the Plan is to provide to those employees of the Company and its Affiliated Entities (as defined herein) that participate in the Plan a more direct interest in the success of the operations of the Company by rewarding their successful efforts to maximize cash flow, minimize production costs, and positively impact earnings per share. Employees of the Company and participating Affiliated Entities will be rewarded in accordance with the terms and conditions described below.


                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

     1.1  "Actual Earnings per Share" means the actual Earnings per Share for
           -------------------------
the Plan Year, as determined by the Company.

     1.2  "Actual Cash Cost per Equivalent Ounce" means the actual Cash Cost per
           -------------------------------------
Equivalent Ounce for the Plan Year, as determined by the Company.

     1.3  "Actual Pro-Rata Indexed Operating Cash Flow" means the Actual Pro-
           -------------------------------------------
Rata Indexed Operating Cash Flow for the Plan Year, as determined by the
Company.

     1.4  "Affiliated Entity(ies)" means any corporation or other entity, now or
           ----------------------
hereafter formed, that is or shall become affiliated with the Company, either directly or indirectly, through stock ownership, control or otherwise, as determined by the Company.

     1.5. "Board" means the Board of Directors of the Company.
           -----

     1.6  "Bonus Eligible Earnings" means the total base salary earnings of the
           -----------------------
Employee during the Plan Year.   If an Employee is absent from work because of a
work-related injury, the Employee's "Bonus Eligible Earnings" will be determined by his actual gross W-2 base earnings during the Plan Year. In the case of a Terminated Eligible Employee who is Disabled, "Bonus Eligible Earnings" will be determined by his actual gross W-2 base earnings, including short-term disability pay received during the Plan Year, but excluding pay from any other source. If an Employee dies during the Plan Year, the "Bonus Eligible Earnings" for such Terminated Eligible Employee will be determined by his actual gross W-2 base earnings. If an Employee is on active military duty during a Plan Year, the "Bonus Eligible Earnings" will be determined by his actual gross W-2 base earnings during the Plan Year, exclusive of any military pay. If an Employee does not receive a W-2, his "Bonus Eligible Earnings" shall be determined on the basis of his actual gross base earnings for the Plan Year, or portion thereof, as shown on the payroll records of the Company or the Participating Employer.
In all cases, an Employee's "Bonus Eligible Earnings" shall be computed before reduction for pre-tax contributions to an employee benefit plan of the Company pursuant to Section 401(k) or Section 125 of the Code. In the event of a Change of Control the Bonus Eligible Earnings of each Eligible Employee shall be equal to such Employee's base salary, on an annualized basis, as of the date immediately preceding the Change of Control and, in the case of a Terminated Eligible Employee, such Employee's base salary for the Plan Year through the date of termination of employment.

     1.7  "Cash Cost per Equivalent Ounce" means the Actual Cash Cost per
           ------------------------------
Equivalent Ounce for the Plan Year, as determined by the Company.

     1.8  "Cash Cost per Equivalent Ounce Performance Percentage" means the
           -----------------------------------------------------
Actual Cash Cost per Equivalent Ounce for the Plan Year divided by the Target Cash Cost per Equivalent Ounce, with the result multiplied by 100, as determined by the Company.

     1.9  "Change of Control" means:
           -----------------

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company,
(ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section; or

          (b) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

           (c) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

           (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     1.10  "Code" means the Internal Revenue Code of 1986, as amended from time
            ----
to time.

     1.11  "Company" means Newmont Mining Corporation, and where the context
            -------
requires, any Affiliated Entity that has become a Participating Employer.

     1.12  "Compensation Committee" means the Compensation Committee of the
            ----------------------
Board.

     1.13  "Disability" means a condition such that the Employee has terminated
            ----------
employment with the Company and/or all Participating Employers with a qualifying disability and has immediately begun receiving benefits from a long-term disability plan of the Company or a Participating Employer.

     1.14  "Earnings per Share" means the reported Earnings per Share of the
            ------------------
Company adjusted for the tax-affected amount of the financial accounting impact of "mark-to-market" adjustments relating to the long-dated call options sold by the Company, merger charges, restructuring charges, impairment writedowns and before extraordinary items for the Plan Year, as determined by the Company.

     1.15  "Earnings per Share Performance Percentage" means Actual Earnings Per
            -----------------------------------------
Share for the Plan Year divided by Target Earnings per Share, with the result multiplied by 100, as determined by the Company.

     1.16  "Employee" means a full-time, salaried employee of the Company and/or
            --------
a Participating Employer, excluding temporary or leased employees. For purposes of this Plan, an employee is any individual who provides services to the Company
as a common law employee.   An Employee shall not include any individual (i) who
provides services to the Company and/or a Participating Employer under an agreement, contract, or any other arrangement pursuant to which the individual is initially classified as an independent contractor by the Company and/or a Participating Employer, or (ii) whose remuneration for services has not been treated initially as subject to the withholding of federal income tax pursuant to Section 3401 of the Code even if the individual is subsequently reclassified as a common law employee as a result of a final decree of a court of competent jurisdiction or the settlement of an administrative or judicial proceeding.

     1.17  "Key Objectives" means the key results expected by the end of the
            --------------
review period for an Employee, as established and administered through the Company's performance management system.

     1.18  "Participating Employer" means the Company and any Affiliated Entity
            ----------------------
that the Company determines shall participate in the Plan.

     1.19  "Pay Grade" means those jobs sharing a common salary range, as
            ---------
designated by the Company. If the Pay Grade of an Employee changes during the Plan Year, the bonus payable to such Employee shall be calculated on a pro rata basis in accordance with the provisions of Section 5.1.

     1.20  "Performance Bonus" means the bonus payable to an Employee pursuant
            -----------------
to Section 3.1.

     1.21  "Performance Distribution Guidelines" means the percent of all
            -----------------------------------
salaried Employees classified in each of the Company's designated performance categories as assigned by the Company.

     1.22  "Performance Rating Category" means one of the following categories
            ---------------------------
used to classify the performance of Employees and Teams in accordance with the Company's performance management system: "Exceptional," "Exceeds Expectations," "Meets Expectations," and "Needs Development."

     1.23  "Personal Performance Bonus" means the bonus payable to an Employee
            --------------------------
based on the individual performance of such Employee, as set forth in Section
4.2.

     1.24  "Personal Performance Percentage" means the percentage determined by
            -------------------------------
the Company that shall apply to each Employee in accordance with Table IV-A in
Section 4.1.

     1.25  "Plan Year" means the 2001 calendar year.
            ---------

     1.26  "Position(s)" means the defined job(s) held by an Employee during the
            -----------
Plan Year.

     1.27  "Pro-Rata Indexed Operating Cash Flow" means the consolidated "cash
            ------------------------------------
flow from operations" from the cash flow statement of the Company for the Plan Year, adjusted for ownership interests in Affiliated Entities and indexed for gold and copper prices, as determined by the Company.

     1.28  "Pro-Rata Indexed Operating Cash Flow Performance Percentage" means
            -----------------------------------------------------------
the Actual Pro-Rata Indexed Operating Cash Flow for the Plan Year divided by the Target Pro-Rata Indexed Operating Cash Flow for the Plan Year, with the result multiplied by 100, as determined by the Company.

     1.29  "Retirement" means termination of employment with the Company and/or
            ----------
all Participating Employers by an Employee who immediately begins to receive benefits from a defined benefit plan of the Company or a Participating Employer.

     1.30  "Severance" means the termination of employment with the Company
            ---------
and/or all Participating Employers because of an event entitling the Employee to benefits under the terms of the Severance Pay Plan of Newmont Mining Corporation if the Employee complies with all requirements of the Severance Pay Plan and immediately begins receiving benefits under the terms of the Severance Pay Plan.

     1.31  "Target Cash Cost per Equivalent Ounce" means the target Cash Cost
            -------------------------------------
per Equivalent Ounce established by the Compensation Committee for the Plan
Year.

     1.32  "Target Earnings Per Share" means the target Earnings Per Share (but
            -------------------------
not in excess of $.28) established by the Compensation Committee for the Plan Year.

     1.33  "Target Pro-Rata Indexed Operating Cash Flow" means the target Pro-
            -------------------------------------------
Rata Indexed Operating Cash Flow established by the Compensation Committee for the Plan Year.

     1.34  "Terminated Eligible Employee" means an Employee who terminates
            ----------------------------
employment with the Company and/or a Participating Employer during the Plan Year
on account of death, Retirement, Disability, or Severance.   The Vice President
of Human Resources of the Company may, in his sole discretion, also designate in writing other Employees who terminate employment during the Plan Year under other circumstances as "Terminated Eligible Employees".


                                  ARTICLE II
                                  ----------

                                  ELIGIBILITY
                                  -----------

     All Employees of the Company and/or a Participating Employer are potentially eligible to receive a bonus payment under the Plan, provided (i) they are on the payroll of the Company and/or a Participating Employer as of the last day of the Plan Year, or (ii) they are a Terminated Eligible Employee with respect to such Plan Year. Employees who are on short-term disability under the

Company's short-term disability policy or not working because of a work-related injury as of the last day of the Plan Year shall be eligible to receive a bonus under clause (i). Notwithstanding the foregoing provisions of this Article II, the Compensation Committee may, prior to the end of the Plan Year, exclude from eligibility for participation under this Plan with respect to the Plan Year any Employee or Employees, as the Compensation Committee may determine in its sole discretion.


                                  ARTICLE III
                                  -----------

                               PERFORMANCE BONUS
                               -----------------

     3.1  Determination of Performance Bonus.  (a) For the Plan Year, the
          ----------------------------------
Performance Bonus for each Eligible Employee who is in Pay Grade 109 and above on the last day of the Plan Year (or was in such Pay Grade at the time of termination of employment), and each Eligible Employee who is in Pay Grade 108 and below who is employed in the corporate office or in a non-site location, as determined by the Company, on the last day of the Plan Year (or was in such Pay Grade and at such location at the time of termination of employment) will be determined pursuant to the following provisions:

          (i) The appropriate weighting factors for each Eligible Employee shall be determined in accordance with Appendix A. The applicable weighting factor for each performance factor for each Eligible Employee shall then be multiplied by the applicable Bonus Payout as a Percentage of Target percentage in subsection
                (iv) below and the results summed to determine the aggregate Performance Bonus percentage for each Eligible Employee for the Plan Year.

          (ii) When calculating Performance Percentages, there is a cap of 120% for each percentage calculated.

          (iii) If an Eligible Employee changes Pay Grades during the Plan Year, a prorata calculation shall be made based upon the number of days spent in each applicable Pay Grade.

          (iv)                    SCHEDULE
                                  --------

               ----------------------------------------------------

                        Performance              Bonus Payout
                        Percentage          as a Percent of Target
               ----------------------------------------------------
                        50 or less                   0%
               ----------------------------------------------------
                       100 (Target)                100%
               ----------------------------------------------------
                            105                    125%
               ----------------------------------------------------
                            110                    150%
               ----------------------------------------------------
                            115                    175%
               ----------------------------------------------------
                        120 or more                200%
               -----------------------------------------------------

If the Performance Percentage of a measure is less than 100 but more than 50, the Bonus Payout as a Percent of Target shall be the same as the Performance Percentage. If the Performance Percentage of a measure otherwise falls between the various Performance Percentages set forth in the foregoing Schedule, then the Bonus Payout as a Percent of Target percentages set forth in the foregoing Schedule shall be interpolated so that such percentage bears the same relationship to the Performance Bonus as a Percent of Target percentages for the two closest Performance Percentages.

     The Compensation Committee may, in its sole discretion, adjust the Performance Percentage of any measure or otherwise increase the Performance Bonus otherwise payable in order to reflect changed circumstances or such other matters as the Compensation Committee deems appropriate.

     (b) For the Plan Year, the Performance Bonus for each Eligible Employee who is in Pay Grade 108 or below on the last day of the Plan Year (or was in such Pay Grade at the time of termination of employment) and who is not assigned to the corporate office or a non-site location, will be determined in accordance with such performance factors, weighting factors and other methods of bonus determination as shall be established for each specific site by the Company for the Plan Year.

     3.2  Determination of Target Performance Level.  An Employee's Target
          -----------------------------------------
Performance Level is determined by the Employee's Pay Grade pursuant to the following Table III:

                                   TABLE III
                                   ---------



                                     Pay              Target
                                    Grade        Performance Level
                                ----------------------------------
                                      203              67%
                                      201              50%
                                      200              43%
                                    113-114            33%
                                    111-112            27%
                                      110              23%
                                      109              20%
                                    107-108            15%
                                    105-106            10%
                                    103-104             5%
                                     11-102             5%
                                ----------------------------------


     3.3  Terminated Eligible Employees. Terminated Eligible Employees shall be
          -----------------------------
eligible to receive a Performance Bonus. This bonus will be calculated as follows :


     Targeted Performance Percentage x Year to Date Bonus Eligible Earnings = Performance Bonus Payable


                                  ARTICLE IV
                                  ----------

                          PERSONAL PERFORMANCE BONUS
                          --------------------------

          4.1  Personal Performance Level. At the end of the Plan Year, each
               --------------------------
Employee's supervisor will evaluate the Employee and rate the Employee's personal performance level. The Personal Performance Bonus for the Chairman and Chief Executive Officer of the Company shall be determined by the Compensation Committee. In accordance with the Company's performance management system, the supervisor will rate the degree to which the Employee met the Key Objectives that were established for the Employee during the Plan Year. Each Employee will be rated by the Employee's supervisor in one of the Company's Performance Rating Categories. In conjunction with these ratings, the Company will assign a Personal Performance Percentage for the Employee from within the applicable ranges set forth in the following Table IV-A, which Personal Performance Percentage may be greater or smaller than the percentages set forth in Table IV-
A. The distribution of Personal Performance Ratings and Personal Performance Percentages will be reviewed annually by an executive review committee for internal equity and consistency.

                                   TABLE IV-A
                                   ----------

----------------------------------------------------------------------------------------
                                                       Personal Performance Percentages
         Performance Rating Category                         (Percentage of Target
                                                          Performance Bonus Payable)
----------------------------------------------------------------------------------------

          Exceptional                                            200%
---------------------------------------------------------------------------------------

     Exceeds Expectations                                        150%
---------------------------------------------------------------------------------------

     Meets Expectations                                          100%
---------------------------------------------------------------------------------------

     Needs Development                                      Less than 100%
---------------------------------------------------------------------------------------


          4.2  Determination of Personal Performance Bonus. Subject to Section
               -------------------------------------------
4.3, an Employee's Personal Performance Bonus is calculated by multiplying (x) the Employee's Bonus Eligible Earnings by (y) the Personal Performance Percentage determined pursuant to Section 4.1 and (z) multiplying that product by the applicable Target Personal Performance Level, as set forth in the following Table IV-B:


                                  TABLE IV-B
                                  ----------

                      ----------------------------------
                         Pay          Target Personal
                        Grade        Performance Level
                      ----------------------------------

                      ----------------------------------
                         Pay          Target Personal
                        Grade        Performance Level
                      ----------------------------------
                           203              33%
                      ----------------------------------
                           201              25%
                      ----------------------------------
                           200              22%
                      ----------------------------------
                         113-114            17%
                      ----------------------------------
                         111-112            13%
                      ----------------------------------
                           110              12%
                      ----------------------------------
                           109              10%
                      ----------------------------------
                         107-108             9%
                      ----------------------------------
                         105-106           6.5%
                      ----------------------------------
                         103-104             4%
                      ----------------------------------
                         11-102              0%
                      ----------------------------------


          4.3  Proration of Certain Bonuses. Notwithstanding any other provision
               ----------------------------
in this ARTICLE IV, except as approved by the Compensation Committee prior to the payment of Personal Performance Bonuses, or subsequently thereto by ratification, the amount of the Personal Performance Bonuses payable to all Employees of the Company and all Participating Employers in Pay Grades 109 - 203 may not exceed the amount that would be payable to all such Employees if each of their Personal Performance Percentages were determined to be 110%.

          4.4  Terminated Eligible Employees. Terminated Eligible Employees
               -----------------------------
shall be eligible to receive a Personal Performance Bonus based upon an assumed Personal Performance Percentage of 100%, so that the Terminated Eligible Employees will receive a Personal Performance Bonus at their individual Target Personal Performance level multiplied by their Bonus Eligible Earnings for the Plan Year.

          4.5  Ineligible Employees. Employees whose Personal Performance
               --------------------
Percentage (determined pursuant to Section 4.1) is less than 25% shall not be eligible to receive a Personal Performance Bonus.


                                   ARTICLE V
                                   ---------

                               PAYMENT OF BONUS
                               ----------------

          5.1  Pay Grade.  The bonus payable to an eligible Employee who was in
               ---------
more than one Pay Grade during the Plan Year shall calculated on a pro-rata basis in accordance with the amount of time spent by such Employee in each Pay Grade during the Plan Year.

          5.2  Time and Method of Payment.  The aggregate of any and all bonuses
               --------------------------
payable under the Plan shall be payable to each eligible Employee (other than Terminated Eligible Employees) in cash as soon as practicable following the close of the Plan Year. Terminated Eligible Employees shall receive the aggregate of any and all bonuses payable under the Plan in cash as soon as practicable following the date of their termination from employment with the Company.

          5.3  Withholding Taxes. All bonuses payable hereunder shall be subject
               -----------------
to the withholding of such amounts as the Company may determine is required to be withheld pursuant to any applicable federal, state or local law or regulation.


                                  ARTICLE VI
                                  ----------

                               CHANGE OF CONTROL
                               -----------------

          6.1  In General. In the event of a Change of Control, each eligible
               ----------
Employee (including Terminated Eligible Employees who terminate employment during the Plan Year in which the Change of Control occurs) shall become entitled to the payment of a Performance Bonus and a Personal Performance Bonus, in accordance with the provisions of this Article.

          6.2  Calculation of Bonuses. Upon a Change of Control, each eligible
               ----------------------
Employee, together with each Terminated Eligible Employee, shall become entitled to the payment of (i) a Performance Bonus calculated on the basis of a Performance Percentage equal to the greater of the actual results attained for the Plan Year or the applicable Targets for such Plan Year and (ii) a Personal Performance Bonus calculated on the basis of a Personal Performance Percentage equal to the greater of the actual Personal Performance Percentage for the Plan Year or the applicable Target Personal Performance Percentage for such Plan Year. If a Change of Control occurs prior to the time that the Compensation Committee has established the targets for the Plan Year, such percentages shall be based upon the corresponding percentages for the immediately preceding Plan Year.

          6.3  Payment of Bonuses. The bonuses payable in accordance with the
               ------------------
provisions of this Article VII shall be calculated and paid as soon as practicable following the date of the Change of Control, but in no event later than the sixtieth day after the date of the Change of Control. Such payments shall be subject to the withholding of such amounts as the Company may determine is required to be withheld pursuant to any applicable federal, state or local law or regulation. Upon the completion of such payments, Eligible Employees and Terminated Eligible Employees shall have no further right to the payment of any bonus hereunder (other than any bonus payable hereunder with respect to a previous Plan Year that has not yet been paid) and this Plan shall terminate.


                                  ARTICLE VII
                                  -----------

                               GENERAL PROVISIONS
                               ------------------

          7.1  Administration. The Plan will be administered by the Compensation
               --------------
Committee or its delegees. The Compensation Committee shall interpret the provisions of the Plan in its full and absolute discretion. The determinations of the Compensation Committee with respect to the Plan shall be conclusive. All expenses of the Company in administering the Plan shall be borne by the Company.

          7.2  Plan Unfunded. The Plan shall be unfunded and no trust or other
               -------------
funding mechanism shall be established for the Plan. All benefits to be paid pursuant to the Plan shall be paid by the Company from its general assets and an Employee (or his heir or devisee) shall not have any greater rights than a general, unsecured creditor against the Company for any benefit hereunder.

          7.3  Participation in Plan by Affiliates. Any Affiliated Entity shall
               -----------------------------------
become a party to this Plan and become a Participating Employer as determined by the Company.

          7.4  Amount Payable Upon Death of Employee. If an Employee who is
               -------------------------------------
entitled to payment hereunder dies after becoming eligible for payment but before receiving full payment of the amount due, or if an Employee dies and becomes a Terminated Eligible Employee, all amounts due shall be paid as soon as practicable after the death of the Employee, in a cash lump sum, to the beneficiary or beneficiaries designated by the Employee to receive life insurance proceeds under the Company's life insurance plan. In the absence of an effective beneficiary designation under said plan, any amount payable hereunder following the death of an Employee shall be paid to the Employee's estate.

          7.5  Right of Offset. To the extent permitted by applicable law, the
               ---------------
Company may, in its sole discretion, apply any bonus payments otherwise due and payable under this Plan against any Employee loans outstanding to the Company or other debts of the Employee to the Company.

          7.6  Amendments, Termination, Etc. The Board, upon the recommendation
               ----------------------------
of the Compensation Committee, may at any time amend, modify, suspend or terminate the Plan, provided, however, that the Compensation Committee may, consistent with its administrative powers, waive or adjust provisions of the Plan as it determines necessary from time to time.

          7.7  Payments Due Minors or Incapacitated Persons. If any person
               --------------------------------------------
entitled to a payment under the Plan is a minor, or if the Compensation Committee determines that any such person is incapacitated by reason of physical or mental disability, whether or not legally adjudicated as an incompetent, the Compensation Committee shall have the power to cause the payment becoming due to such person to be made to another for his benefit, without responsibility of the Compensation Committee, the Company, or any other person or entity to see to the application of such payment. Payments made pursuant to such power shall operate as a complete discharge of the Compensation Committee, the Plan and the Company.

          7.8  Section Headings. The Section headings are included herein only
               ----------------
for convenience, and they shall have no effect on the interpretation of the Plan.

          7.9  Severability. If any article, section, subsection or specific
               ------------
provision is found to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provision had never been set forth in the Plan.

          7.10 No Right to Employment. The establishment of this Plan shall not
               ----------------------
be deemed to confer upon any person any legal right to be employed by, or to be retained in the employ of, the

Company or any Affiliated Entity, or to give any Employee or any person any right to receive any payment whatsoever, except as provided under this Plan. All Employees shall remain subject to discharge from employment to the same extent as if this Plan had never been adopted.

          7.11 Transferability. Any bonus payable hereunder is personal to the
               ---------------
Employee and may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of except by will or by the laws of descent and distribution.

          7.12 Successors. This Plan shall be binding upon and inure to the
               ----------
benefit of the Company, the Participating Employers and the Employees and their respective heirs, representatives and successors.

          7.13 Governing Law. The Plan and all agreements hereunder shall be
               -------------
construed in accordance with and governed by the laws of the State of Colorado, unless superseded by federal law.

          Adopted as of January 1, 2001.


                                            NEWMONT MINING CORPORATION


                                            By:  /s/ Robert J. Bush
                                               ---------------------------------
                                               Vice President, Admin. Services/
                                                Human Resources

                                  APPENDIX  A



-----------------------------------------------------------------------------------------------------
                                              Consolidated Corporate Performance
-----------------------------------------------------------------------------------------------------
                            Cash Cost/Equivalent Oz.          Pro-Rata Indexed         Earnings per
                           (including Corporate G&A)        Operating Cash Flow            Share
-----------------------------------------------------------------------------------------------------
 Pay Grade 109 and                    25%                           50%                    25%
 Above, and Pay Grade
 108 and below
 employed in the
 corporate office or a
 non-site location
-----------------------------------------------------------------------------------------------------

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